Exhibit 10.1

AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

This RECEIVABLES PURCHASE AGREEMENT AMENDMENT NO. 2, dated as of April 17, 2015 (this “Amendment”), is entered into among HSFR, INC., a Delaware corporation, as seller (the “Seller”), THE PURCHASERS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchasers”), THE PURCHASER AGENTS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchaser Agents”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for each Purchaser Group, and, solely with respect to Section 10, HENRY SCHEIN, INC. (“HS”), a Delaware corporation, as performance guarantor (the “Performance Guarantor”).

BACKGROUND

The Seller, HS, as initial Servicer, Purchasers, Purchaser Agents and Agent are also parties to a Receivables Purchase Agreement, dated as of April 17, 2013 (as amended by that certain Omnibus Amendment No. 1, dated as of July 22, 2013, that certain Omnibus Amendment No. 2, dated as of April 21, 2014, that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of September 22, 2014 and as further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The parties are entering into this Amendment to amend or otherwise modify the Receivables Purchase Agreement.

AGREEMENT

1.        Definitions. Capitalized terms are used in this Amendment as defined in Exhibit I to the Receivables Purchase Agreement.

2.        Amendments. Each of the parties hereto (other than the Performance Guarantor) agrees that the Receivables Purchase Agreement is hereby amended as follows:

(a)        Section 7.1(p)(i). Section 7.1(p)(i) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(i) as soon as practicable and in any event within 45 days following the close of each fiscal quarter, excluding the last fiscal quarter, of each Fiscal Year of the Seller during the term of this Agreement, an unaudited consolidated balance sheet of the Seller as of the end of such quarter and unaudited consolidated statements of income of the Seller for such quarter and for the Fiscal Year through such quarter, setting forth in comparative form the corresponding figures for the corresponding quarter of the preceding Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Seller, subject to adjustments of the type which would occur as a result of a year-end audit, as having been prepared in accordance with GAAP; and”.

(b)        Exhibit I. Exhibit I to the Receivables Purchase Agreement is hereby amended as follows:

(i) The definition of “Responsible Officer” is hereby amended and restated in its entirety to read as follows:

““Responsible Officer” shall mean, with respect to the Seller, the Servicer, any Originator or the Performance Guarantor, the chief executive officer, chief financial officer, president, corporate controller, principal financial officer or treasurer of such Person, or any other Person agreed to by the Agent.”.

(ii) The definition of “Scheduled Facility Termination Date” is hereby amended by replacing the date “April 15, 2017” where it appears therein with the date “April 15, 2018” in its place.

(c) Exhibit X. Exhibit X to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“[Reserved].”.

3.        Representations and Warranties. The Seller hereby certifies, represents and warrants to the Agent, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(a)        each of its representations and warranties contained in Article V of the Receivables Purchase Agreement is true and correct, in all material respects, on and as of the date hereof; and

(b)        no Termination Event or Unmatured Termination Event exists.

4.        Conditions to Effectiveness and Post Effective Date Deliverable. This Amendment shall become effective on the date (the “Effective Date”) when each Purchaser Agent shall have received:

(a)        counterparts of this Amendment duly executed by the other parties hereto;

(b)        a fully-earned and non-refundable extension fee equal to the product of (a) 0.05% and (b) such Purchaser Group’s Group Commitment, payable on or prior to the date hereof; provided, however, that, for the avoidance of doubt, the Group Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch Purchaser Group, for purposes of this Section 4(c), shall be $300,000,000 as of the date hereof; and

(c)        within thirty (30) days of the Effective Date, the Seller shall have delivered to the Agent a signed certificate of a Responsible Officer of the Seller, who shall certify the names of the Persons authorized to sign each of the Transaction Documents and the other documents or certificates to be delivered pursuant to the Transaction Documents on behalf of the Seller, together with the true signatures of each such Person

5.        Ratification. This Amendment constitutes an amendment to the Receivables Purchase Agreement. After the execution and delivery of this Amendment, all references to the Receivables Purchase Agreement in any document shall be deemed to refer to the Receivables

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Purchase Agreement as amended by this Amendment, unless the context otherwise requires. Except as amended above, the Receivables Purchase Agreement is hereby ratified in all respects. Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the parties hereto under the Receivables Purchase Agreement, nor constitute an amendment or waiver of any provision of the Receivables Purchase Agreement. This Amendment shall not constitute a course of dealing among the parties hereto at variance with the Receivables Purchase Agreement such as to require further notice by any of the Agent, the Purchaser Agents or the Purchasers to require strict compliance with the terms of the Receivables Purchase Agreement in the future, as amended by this Amendment, except as expressly set forth herein. The Seller hereby acknowledges and expressly agrees that each of the Agent, the Purchaser Agents and the Purchasers reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Receivables Purchase Agreement, as amended herein.

6.        Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.        Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8.        Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any other Transaction Document or any provision hereof or thereof.

9.        Transaction Document. This Amendment shall constitute a Transaction Document under the Receivables Purchase Agreement.

10.      Ratification of Performance Undertaking. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HSFR INC., as Seller

By:	/s/ Steven Paladino
Name: Steven Paladino
Title: EVP & CFO

Solely with respect to Section 10:

HENRY SCHEIN, INC.,
as Performance Guarantor

By:	/s/ Steven Paladino
Name: Steven Paladino
Title: EVP & CFO

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Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for the Victory Purchaser Group

By:	/s/ Luna Mills
Name: Luna Mills
Title: Director

VICTORY RECEIVABLES CORPORATION, as Conduit Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

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Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/s/ Luna Mills
Name: Luna Mills Title: Director

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Amendment No. 2